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                                                                    Exhibit 99.1

                                  Certification
                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Wheeling Island Gaming, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief that:

(1) the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Dated August 8, 2002                  /s/ SCOTT L. COOPER
                                               ----------------------
                                               Scott L. Cooper
                                               President


         Dated August 8, 2002                 /s/ MICHAEL D. CORBIN
                                              ------------------------
                                              Michael D. Corbin
                                              Vice President-Finance